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                                                                  EXHIBIT 10.6.6

[VOICE POWERED LETTERHEAD]

March 2, 1998


Gregory J. Winsky, Esq.
Franklin Electronic Publishers, Inc.
One Franklin Plaza
Burlington, New Jersey 08016

Re: Amendment to Loan and Security Agreement between Voice Powered Technology International, Inc.
        and Franklin Electronic Publishers Inc.
        dated as of September 22, 1997

Dear Mr. Winsky:

This letter, when executed by Franklin Electronic Publishers, Inc., will amend the above referenced Loan and Security Agreement as follows:

        "Section 3.2(a) is hereby amended to May 15, 1998."

All other terms and conditions of the Loan and Security Agreement remain unchanged and in full force and affect.

Please acknowledge your agreement with the foregoing by executing a copy of this letter in the space provided below.

Thank you for your assistance.

Very truly yours,


/s/ MITCHELL B. RUBIN
------------------------
Mitchell B. Rubin
President and CEO

MBR/ems
mitch.letters.wins0302


Acknowledged by: /s/ GREGORY J. WINSKY
                 ----------------------------------
Name: Gregory J. Winsky

Title: Vice President

Date: 3/6/98